Amedisys Third Quarter 2018 Earnings Call Supplemental Slides October 30th, 2018 Exhibit 99.2

This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. Forward-looking statements

Our Key Areas of Focus

Strategic areas of focus for 2018 and beyond

1 Organic Growth

- **Home Health***: Total same store volume +6%. Total same store admission +4%
- **Hospice**: Admissions +8%, ADC +11%
- **Personal Care**: Double digit growth in billable hours / quarter +32% (including acquisitions)

2 Recruiting / Retention

- Targeting industry leading employee retention amongst all employee categories – currently at 18%
- Focus on reduction of clinical turnover with heavy focus on RN's

3 Clinical Initiatives

- Quality: Amedisys maintains a STARS score average of 4.40 (Jan'19 preview) with 94% of providers at 4+ STAR rating
- 69 Amedisys care centers rated at 5-Stars in the Jan'19 Preview
- Hospice quality – outperforming industry average in all hospice item set categories
- Continued focus on 30-Day and 60-Day ACH rate reduction

4 Impact Capacity and Productivity

- Productivity driving continued CPV control (visiting clinician CPV up $0.25 year over year, in spite of $0.77 cpv impact from annual raises)
- Focusing on optimizing RN / LPN & PT / PTA staffing ratios

5 M&A

- Signed definitive agreement to acquire Compassionate Care Hospice
  - 10.7x net purchase price multiple
  - 7.8x fully synergized
  - Deal expected to close in Q1'19
- Closed Personal Care acquisition of Bring Care Home (10/1/18)
- Equity investment in predictive analytics company Medalogix
- Tuck-in pipeline remains full

6 Regulatory

- 2019 industry impact per Proposed Rule: +2.1% (+$400M)
- Working with CMS and Congress to address "behavioral assumptions" language in PDGM
- Three bills introduced aimed at mitigating "behavioral assumptions"
- S. 3458 (Kennedy/Cassidy)
- HR 6932 (Abraham/Graves/ Buchanan/DesJarl ais/Sewell)
- S. 3545 (Collins/Stabenow /Nelson)

**Note: Home Health same store volume is defined as admissions plus recertifications*

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Highlights and Summary Financial Results (Adjusted): 3Q 2018[1]

Home Health total same store volume +6%, total same store admissions up +4%. Hospice same store admissions +8%. Personal Care +32% billable hours

3Q'18 Amedisys Consolidated

- Revenue Growth: +10%
- EBITDA: $45M (+23%)
- EBITDA Margin: 11%
- EPS: $0.95 (+70%)

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3Q'18 Balance Sheet & Cash Flow

- Net debt: $45.8M
- Net Leverage ratio: 0.3x
- CFFO: $68.5M
- Free cash flow [4] : $64.7M
- DSO: 40.6 (vs. Q2'18 of 41.1)

3Q'18 Home Health

Same Store Volume [2]:
- Total: +6%
- Episodic [2]: +5%

Same Store Admissions:
- Total: +4%
- Episodic [3]: +3%

Other Statistics:
- Revenue per Episode: $2,855 (+$35)
- Total Cost per Visit: Increased 0.1%
- Medicare Recert Rate: +120 bps

3Q'18 Hospice

Same Store Volume:
- Admissions: +8%
- ADC: +11%

Other Statistics:
- Revenue per Day: $144.71 (-2.5%)
- Cost per day: -0.3%

3Q'18 Personal Care

Growth Metrics [5]*:*
- Billable hours/quarter: +32%
- Clients served: +55%

3Q'18 Adjusted Financial Results(1)

$ in Millions, except EPS	3Q17	3Q18	% Change
Home Health	270.6	294.9	9.0%
Hospice	95.9	103.4	7.8%
Personal Care	13.7	19.0	38.7%
Total Revenue	**$ 380.2**	**$ 417.3**	**9.8%**
Gross Margin %	*40.3%*	*40.2%*	
Adjusted EBITDA	**36.9**	**45.3**	**22.8%**
	9.7%	*10.8%*	
Adjusted EPS	**$0.56**	**$0.95**	**69.6%**
Free cash flow [4]	**$8.3**	**$64.7**	**679.5%**

1. *The financial results for the three-month periods ended September 30, 2017 and September 30, 2018 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Same Store volume – Includes admissions and recertifications.*
3. *Episodic admissions and volume – Includes Medicare and non-Medicare payors that bill on a 60-day episode of care basis.*
4. *Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.*
5. *Includes acquisitions.*

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OUR REVENUE SOURCES: 3Q18

Amedisys Consolidated Revenue


4.5%
24.8%
70.7%
Home Health
Hospice
Personal Care

Home Health Revenue


17.4%
12.1%
70.5%
Medicare FFS
Private Episodic
Per Visit

Hospice Revenue


5.2%
94.8%
Medicare FFS
Private

- **Medicare FFS**: Paid episodically over a 60 day episode
- **Private Episodic**: MA and Commercial plans who pay us over a 60 day episode. Generally at rates ~90% – 100% of Medicare
- **Per Visit**: Managed care, Medicaid and private payors reimbursing us per visit provided

Hospice Per Day Reimbursement:

- **Routine Care:** Patient at home with symptoms controlled – **98% of the Hospice care AMED provides**
- **Continuous Care:** Patient at home with uncontrolled symptoms
- **Inpatient Care:** Patient in facility with uncontrolled symptoms
- **Respite Care:** Patient at facility with symptoms controlled

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Home Health and Hospice Segment (Adjusted) – 3Q 2018[1]

Home health total volume growth strong (+6%); Hospice continues with double digit ADC growth (+11%)

HOME HEALTH $ in Millions	3Q17	3Q18
Medicare	197.9	208.0
Non-Medicare	72.7	86.9
Home Health Revenue	**$270.6**	**$294.9**
Gross Margin %	*37.9%*	*38.3%*
Segment EBITDA [2]	**$33.2**	**$44.3**
	12.3%	*15.0%*

Operating Statistics		
Same Store Growth [3]		
Total Volume	6%	6%
Total Admissions	2%	4%
Episodic Volume	5%	5%
Episodic Admissions	2%	3%
Revenue per Episode	$ 2,820	$ 2,855
Recert Rate	37.8%	39.0%
Total Cost per visit	$90.83	$90.96

HOSPICE $ in Millions	3Q17	3Q18
Medicare	91.4	98.0
Non-Medicare	4.5	5.4
Hospice Revenue	**$95.9**	**$103.4**
Gross Margin %	*49.5%*	*48.4%*
Segment EBITDA [2]	**$28.5**	**$28.6**
	29.7%	*27.7%*

Operating Statistics		
Admit growth - same store	7%	8%
ADC growth - same store	14%	11%
Admits	6,257	6,765
ADC	7,026	7,768
Avg. discharge length of stay	95	101
Revenue per day (net)	$148.43	$144.71
Cost per day	$74.96	$74.72

Home Health Highlights

- Revenue per Episode up +$35
- Recert rate up +120 bps
- CPV increase of 0.1% in Q3'18
- EBITDA as a % percentage of revenue: +270bps

Hospice Highlights

- Same store average daily census (ADC) up 11%
- Net revenue per day down 2.5%
- Two providers over cap as of Q3'18: ~ $1.2M liability
- Net revenue per day impacted by accrual for Medicare repayment

1. *The financial results for the three-month periods ended September 30, 2017 and September 30, 2018 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Segment EBITDA does not include any corporate G&A expenses.*
3. *Same store admissions and volume exclude 7 closed and consolidated care centers in FL during 2017.*

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General & Administrative Expenses – Adjusted (1,2) Notes: Year over year total G&A as a percentage of revenue decreased 120 basis points Home Health segment G&A: 230 bps decrease as % of revenue Hospice segment G&A: 90 bps increase as % of revenue Personal Care segment G&A: 610 bps decrease as % of revenue (Personal Care G&A reflects reclassification of certain support personnel to corporate in 2018) Corporate G&A: 40 bps increase as % of total revenue Total G&A sequential increase driven by planned wage increases and anticipated health insurance increases The financial results for the three-month periods ended September 30, 2017, December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Adjusted G&A expenses do not include depreciation and amortization. Impact of G&A cost control materializing as operational efficiencies are realized; Adding investments to Hospice segment

Industry Leading Quality Scores

Quality of Patient Care (QPC)

Metric	JUL 18	OCT 18 PREVIEW	JAN 19 PREVIEW
Quality of Patient Care	4.38	4.41	4.40
Entities at 4+ Stars	93%	94%	94%

Patient Satisfaction (PS)

Metric	JAN 18 Release	APR 18 Release	JUL 18 Release
Patient Satisfaction Star	3.85	3.94	3.96
Performance Over Industry	+7%	+7%	+7%


QPC Industry Performance
4.50
4.00
3.50
3.00
JUL 15
OCT 15
JAN 16
APR 16
JUL 16
OCT 16
JAN17
APR17
JUL17
OCT17
JAN18
APR18
JUL18
OCT18
JAN19
Amedisys QPC Score
QPC Industry Avg
QPC Top Competitor


PS Industry Performance
*Scoring methodology change dropped entire industry's PS STAR scores
4.50
4.00
3.50
3.00
JAN 16
APR 16
JUL 16
OCT 16
JAN 17
APR 17
JUL 17
OCT 17
JAN18
APR18
JUL18
Amedisys PS Score
PS Industry Avg
PS Top Competitor

Note: *Top Competitor Avg weighted by CCN count and include LHC, Kindred, AFAM, HLS and BKD*

- Amedisys maintains a 4-Star average in the Jan 2019 HHC preview with **94% of our providers at 4+ Stars and 66% at 4.5+ Stars**
- **36 Amedisys providers (representing 69 care centers) rated at 5-Stars in the Jan 2019 preview**
- AMED received ~$782K in bonus payments related to Value Based Purchasing (VBP) YTD through 3Q'18

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Hospice Quality: Amedisys Hospice Continues to Move Towards Best-in-Class Hospice Quality

Operational Excellence: Home Health Cost Per Visit (CPV)

Total CPV impacted by planned wage increases

Components	3Q'17	2Q'18	3Q'18	YoY Variance	Detail	Mitigation Plan
Salaries	$61.65	$59.98	$61.93	$0.28	YoY increase due to planned wage increases offset by volume growth and increased productivity	Staffing mix optimization, productivity and scheduling improvement initiatives in place helped us overcome planned salary increases
Contractors	$2.81	$3.16	$3.35	$0.54	YoY increased demand due to increasing volumes	Focused efforts on filling positions with full-time clinicians
Benefits	$11.12	$10.45	$11.14	$0.02	Sequential increase driven by seasonality of health insurance claims	Focus on cost containment and spend optimization with specific focus on high cost claims
Transportation & Supplies	$6.95	$6.48	$6.36	($0.59)	YoY decrease primarily due to supplies costs	More effective medical supply contracting cost initiatives are underway
***Visiting Clinician CPV**	**$82.53**	**$80.07**	**$82.78**	**$0.25**		
Clinical Managers	$8.30	$7.76	$8.18	($0.12)	Fixed cost associated with non-visiting clinicians	Unit cost reduced as volume increases
Total CPV	$90.83	$87.83	$ 90.96	$0.13		

**Note: Direct comparison with industry competitors CPV calculation*



Cost Per Visit (CPV)
$100.00
$75.00
$50.00
$25.00
$82.53
$80.07
$82.78
3Q17
2Q18
3Q18
Salaries
Contractors
Benefits
Transportation

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Driving Top Line Growth All three lines of business continue to grow. Hospice delivers another quarter of double digit ADC growth and Home Health total same store volume continues to trend in the mid-single digits Home Health Total Same Store Volume* Hospice ADC Personal Care Total Hours / Quarter *Total Home Health Same Store Volumes exclude 7 closed and consolidated care centers in Florida in 2017 Volume *Includes impact of Intercity (10/2/17) and East Tennessee (5/1/18) acquisitions

AMED to Acquire Compassionate Care Hospice

Deal Summary

amedisys + Compassionate Care Hospice

Overview	Metrics	Integration	Timing

Overview

- Amedisys signs definitive agreement to acquire Compassionate Care Hospice
  - 100% stock purchase
- Compassionate Care Hospice:
  - Founded in 1993
  - 100% founder owned
  - **Average Daily Census: 3,300**
  - Revenue: $188M
  - **Adj. EBITDA: $27M**
  - Care Centers: 53
  - States: 24
- Proforma for acquisitions, AMED becomes the **3rd largest hospice provider in America**
- Adds 12 new states to AMED hospice organization

Metrics

- **$340M gross price (12.6x)**
- **$290M net price (10.7x)**
  - Net of $50M dollar for dollar payment related to tax asset and working capital
- **Synergized Multiple: 7.8x**
  - ~$10M in synergies (2020)
- Minimal overlap ~10% of ADC
- Balance sheet remains very flexible for continued inorganic growth opportunities:
  - **Initial leverage ratio: ~1.5x**
  - Proforma company will have significant cash generation

Integration

- Conversion to HCHB to begin day 1 and projected to take ~180 days
  - Expected to see integration and HCHB implementation disruption during 1Q'19 and 2Q'19
- **AMED will invest in the business during 2019** to grow low ADC care centers and expand margin in large care centers
  - Adding sales resources to accelerate growth in 2H'19 and 2020
  - Retention packages for key employees
  - Care center staffing model and regional infrastructure
- Expect significant margin improvement throughout 2020
  - **2021 expect margin profile similar to AMED hospice**

Timing

- Transaction subject to customary regulatory approval
- **Target closing: Feb 2019**

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Debt and Liquidity Metrics Our debt levels remain very low at 0.3x net leverage Net debt defined as total debt outstanding ($59.8M) less cash balance ($14.0M). Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($174M). Liquidity defined as the sum of cash balance and available revolving line of credit. Credit facility and cash provide significant capital for accretive acquisitions and/or other capital deployment options

Cash Flow Statement Highlights (1) $64.7M in free cash flow for the quarter; $159M in cash flow from operations YTD 2018 Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.

Income Statement Adjustments (1) Amount of non-GAAP adjustments remains low The financial results for the three-month periods ended September 30, 2017, December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.

2018 Guidance

2018 Updated Guidance (2Q) Amedisys Revised 2018 Guidance Increasing Revenue, Adjusted EBITDA and Adjusted EPS; EPS includes impact of tax reform and share repurchase 2017 Revenue Adjusted EBITDA $142.2M $1.54B - $1.52B* Adjusted Earnings per Share $2.21 $158M – $163M $1.60B – $1.64B $2.97 – $3.08 *Adjusted for adoption of new revenue recognition accounting standard 2018 Original Guidance $168M – $172M $1.63B – $1.65B $3.32 – $3.41 2018 Updated Guidance (3Q) $177M – $180M $1.65B – $1.67B $3.54 – $3.60

Amedisys 2018 Guidance Considerations

Project solid revenue and earnings growth while continuing to invest in people and future organic growth

Amedisys Consolidated

- **Tax rate ~25%** (includes impact from Tax Cuts and Jobs Act)
- **Cash tax rate ~10%**
- Diluted share count **~33.5 million shares**
- Excludes potential acquisitions and related integration costs
- Capital Expenditures **~$7-$9 million**
- Benefits increase **~5% - 6%**
- Salary increase **~2% - 3%**
- Overall ~ **$9 million** investment in business development resources
- Excludes acquisition activity

Home Health

- Total same store admission growth ~5%
- Focus on business development staffing strategy ~ **$6 million (Y/Y increase)**
- Continue focus on Quality of Care (Stars and Acute Care Hospitalization rates)
- Continued positive progress on underperforming care centers

Hospice

- **Total same store admission growth ~10%**
- Continue to leverage industry-leading platform by exploring growth opportunities
  - Large acquisitions
  - Small acquisitions
  - Denovos ~ $1 million
- Addition of business development resources to maintain organic growth ~ **$3 million**

Personal Care

- **Total billable hours growth ~ 7%**
- Employer Medical Assistance Contribution (EMAC) **~$1 million**
- Includes impact of Intercity acquisition (closed Q4'17)

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Reimbursement Outlook 2018 Reimbursement Impact for Home Health and Hospice Home Health Hospice 2018 Market Basket Update 1.0% Nominal Case Mix Adjustment -0.90 Estimated Industry Impact +0.1% Estimated AMED-Specific Impact -0.7% 2018 Market Basket Update 1.0% Productivity / Other Adjustment __ Estimated Industry Impact +1.0% Estimated AMED-Specific Impact +1.0%

EBITDA Seasonality: As Reported Q1 Q2 Q3 Q4 Drivers of Seasonality Weather disruption Lower RPE (LUPA) Payroll tax reset Short Month (Feb.) Lower Hospice ADC & Higher Salary Cost per Day Highest Completed Episodes Stronger revenue per episode (RPE) Incremental holiday vs. 1H High PTO Lower Volumes Health Insurance Increases Raises Incremental holiday vs. 1H Health Insurance Increases Better Volumes Raises

EBITDA Seasonality: Excluding Health Insurance and Workers Compensation Q1 Q2 Q3 Q4 Drivers of Seasonality Weather disruption Lower RPE (LUPA) Payroll tax reset Short Month (Feb.) Lower Hospice ADC & Higher Salary Cost per Day Highest Completed Episodes Stronger revenue per episode (RPE) Incremental holiday vs. 1H High PTO Lower Volumes Health Insurance Increases Raises Incremental holiday vs. 1H Health Insurance Increases Better Volumes Raises